Exhibit 32.2

            Certification of CFO Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Trimble Navigation Limited (the "Company") for the quarterly period ended April 2, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Mary Ellen Genovese, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of her knowledge that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                 /s/ Mary Ellen Genovese
                                                 ------------------------
                                                 Name:  Mary Ellen Genovese
                                                 Title: Chief Financial Officer
                                                 Dated: May 5, 2004